                          SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                      AMERICAN INDUSTRIAL PROPERTIES REIT
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                      AMERICAN INDUSTRIAL PROPERTIES REIT
               ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

    (4) Proposed maximum aggregate value of transaction:
- --------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

          (LETTERHEAD OF AMERICAN INDUSTRIAL PROPERTIES APPEARS HERE)




October 7, 1994

Dear Fellow Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders of American Industrial Properties REIT to be held on Monday, November 21, 1994 at 9:00 a.m. at Texas Commerce Tower, 40th Floor, 2200 Ross Avenue, Dallas, Texas 75201. Your Trust Managers personally look forward to greeting those shareholders who are able to attend.

  Information about the meeting and the various matters on which the shareholders will act is included on the Notice of Annual Meeting and Proxy Statement which follow. Also included is a Proxy Card and postage-paid return envelope.

  No matter how many shares you own, please sign, date and mail the enclosed Proxy Card in the return envelope provided. YOUR VOTE IS IMPORTANT! Whether you plan to attend the meeting or not, please complete and return your Proxy Card as promptly as possible. Should you have any questions, please contact investor relations at (800) 550-6053 or (214) 522-5172.

                                          Sincerely,

                                          Charles W. Wolcott
                                          President and Chief Executive
                                           Officer

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                               ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 21, 1994

                               ----------------

TO THE SHAREHOLDERS OF AMERICAN INDUSTRIAL PROPERTIES REIT:

  You are cordially invited to attend the Annual Meeting of Shareholders of American Industrial Properties REIT to be held at Texas Commerce Tower, East Room--40th Floor, 2200 Ross Avenue, Dallas, Texas, on Monday, November 21, 1994, at 9:00 a.m. (Dallas time), for the following purposes:

  1. To elect three Trust Managers;

  2. To ratify the selection of Ernst & Young as independent auditors for the year ending December 31, 1994; and

  3. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

  Only holders of record of Shares of Beneficial Interest of the Trust on September 29, 1994 will be entitled to notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

  A copy of the Proxy Statement relating to the Annual Meeting and the Annual Report outlining the Trust's operations for the year ended December 31, 1993 accompanies this Notice of Annual Meeting of Shareholders.

                             YOUR VOTE IS IMPORTANT

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES OF BENEFICIAL INTEREST YOU HOLD. YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON BUT WHETHER OR NOT YOU PLAN TO ATTEND, YOU MAY ENSURE YOUR REPRESENTATION BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

                                          By Order of the Trust Managers

                                          Charles W. Wolcott
                                          President and Chief Executive
                                          Officer

6220 North Beltline
Suite 205
Irving, Texas 75063
(214) 550-6053
September 29, 1994

                      AMERICAN INDUSTRIAL PROPERTIES REIT
                              6220 NORTH BELTLINE
                                   SUITE 205
                              IRVING, TEXAS 75063
                                 (214) 550-6053

                               ----------------

                                PROXY STATEMENT

                               ----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                           MONDAY, NOVEMBER 21, 1994

                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of Proxies by the Trust Managers of American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), for use at the Annual Meeting of Shareholders to be held at Texas Commerce Tower, East Room--40th Floor, 2200 Ross Avenue, Dallas, Texas at 9:00 a.m. Dallas time on November 21, 1994. Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement. This Proxy Statement and the accompanying Proxy and Annual Report outlining the Trust's operations for the fiscal year ended December 31, 1993 (the "Annual Report") are first being mailed to shareholders on or about October 7, 1994.

  The close of business on September 29, 1994 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Trust had outstanding 9,075,400 Shares of Beneficial Interest, $0.10 par value (the "Shares"), the only outstanding voting security of the Trust. A shareholder is entitled to cast one vote for each Share held on the record date on all matters to be considered at the Annual Meeting.

  At the Annual Meeting, action will be taken to (i) elect three Trust Managers to hold office until their successors, if any, are duly elected and qualified at the next annual meeting, or until their earlier resignation or removal, and
(ii) ratify the selection of Ernst & Young as independent auditors for the Trust for the fiscal year ended December 31, 1994 (the "1994 Fiscal Year").

  Shareholders are urged to sign the accompanying Proxy, and after reviewing the information contained in this Proxy Statement and in the Annual Report, to return the Proxy in the envelope enclosed for that purpose. Valid Proxies will be voted at the Annual Meeting and at any adjournments thereof in the manner specified therein. If no direction is given, but the Proxy is validly executed, such Proxy will be voted FOR the election of the nominees for Trust Manager set forth in this Proxy Statement and FOR the ratification of the selection of Ernst & Young as independent auditors for the Trust for the 1994 Fiscal Year.

  A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Trust at its principal executive office, a written notice of revocation or by submitting a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote his or her Shares in person.

  The holders of a majority of the Shares issued and outstanding and entitled to vote, present in person or represented by Proxy (4,537,701 Shares), shall constitute a quorum for the transaction of business at the Annual Meeting. If such quorum should not be present at the Annual Meeting, the Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting until a quorum shall be present.

  Abstentions and broker non-votes (where a nominee holding Shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) will be included in the determination of the number of Shares present at the Annual Meeting for quorum purposes. Abstentions and broker non-votes will have the same effect as a vote against the proposals. Failure to return the Proxy or failure to vote at the annual meeting will have the same effect as a vote against the proposals.

  The Trust's principal executive offices are located at 6220 North Beltline, Suite 205, Irving, Texas 75063.

                                  PROPOSAL ONE

                           ELECTION OF TRUST MANAGERS

  The number of Trust Managers to be elected at the Annual Meeting is three. Each shareholder is entitled to cast one vote for each Share held on the record date. The affirmative vote of a majority of the outstanding Shares entitled to vote and present in person or by proxy is required to elect Messrs. Bricker and Wolcott, who have been previously elected as Trust Managers by the shareholders of the Trust. The affirmative vote of two-thirds of the outstanding Shares entitled to vote (6,050,267 Shares) is required to elect Mr. Hay, who has not been previously elected as a Trust Manager by the shareholders of the Trust. Each nominee is presently a Trust Manager and was appointed from time to time as indicated below. Mr. George Jenkins, currently a Trust Manager, has announced that he will not seek re-election and he intends to resign as a Trust Manager on the date of the Annual Meeting.

  The following information as of September 29, 1994 is submitted concerning the nominees named for election as Trust Managers:

                             NAME                        AGE TRUST MANAGER SINCE
                             ----                        --- -------------------
      William H. Bricker................................  62   September 1985
      Raymond A. Hay....................................  65   June 1994
      Charles W. Wolcott................................  41   August 1993

  The following information with respect to the principal occupation or employment, other affiliations and business experience of each nominee during the last five years has been furnished to the Trust by each such nominee:

  William H. Bricker has served as a Trust Manager of the Trust since its inception in September 1985. Mr. Bricker has served as President of D.S. Energy Services Incorporated and has consulted in the energy field and on international trade since 1987. In May 1987, Mr. Bricker retired as the Chairman and Chief Executive Officer of Diamond Shamrock Corporation where he held various management positions from 1969 through May 1987. Mr. Bricker is a director of the LTV Corporation, the Eltech Systems Corporation and the National Paralysis Foundation. He received his Bachelor of Science and Master of Science degrees from Michigan State University.

  Raymond A. Hay accepted appointment as a Trust Manager in June 1994. Mr. Hay has served as Chairman of Aberdeen Associates, an investment firm, since his retirement in 1991 as Chairman and Chief Executive Officer of the LTV Corporation where he worked for 16 years. On July 17, 1986, LTV Corporation ("LTV") and substantially all of its subsidiaries filed for bankruptcy under Chapter 11, Title 11 of the United States Code. LTV and its subsidiaries were in bankruptcy until June 28, 1993, when the bankruptcy court entered its order confirming LTV's joint plan of reorganization. Mr. Hay previously served as Executive Vice President of the Xerox Corporation where he worked from 1961 through 1975. Mr. Hay is a director of National Medical Enterprises, Inc. and Maxus Energy Corporation. He has a Bachelor of Science degree in Economics from Long Island University.

  Charles W. Wolcott has served as a Trust Manager since August 1993 and as President and Chief Executive Officer of the Trust since May 1993. For the six months immediately prior to his appointment as President of the Trust, Mr. Wolcott was engaged in developing various personal business enterprises. Mr. Wolcott was President and Chief Executive Officer of Trammell Crow Asset Services, a real estate asset and portfolio management affiliate of Trammell Crow Company, from 1990 to 1992. He served as Vice President and Chief Financial and Operating Officer of the Trust from 1988 to 1991. From 1988 to 1990, Mr. Wolcott was a partner in Trammel Crow Ventures Operating Partnership. Prior to joining the Trammell Crow Company in 1984, Mr. Wolcott was President of Wolcott Corporation, a firm engaged in the development and management of commercial real estate properties. Mr. Wolcott graduated from the University of Texas at Austin in 1975 with a Bachelor of Science degree and received a Master of Business Administration degree from Harvard University in 1977.

  If the requisite vote is not obtained with respect to the election of each Trust Manager, then Messrs. Bricker and Wolcott will continue in their capacity as the existing Trust Managers of the Trust. If Mr. Hay does not receive the requisite vote, a vacancy will exist. Such vacancy may be filled by the then-existing Trust Managers. The Trust Managers will hold office until their successors, if any, are duly elected and qualified at the next annual meeting, or until their earlier resignation or removal.

  The Trust Managers have no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a Trust Manager, and if the Trust Managers designate a substitute nominee, the persons named in the accompanying Proxy will vote for the substitute nominee designated by the Trust Managers, unless a contrary instruction is given in the Proxy. The Trust Managers did not appoint a nominating committee to nominate Trust Managers for election.


  No family relationship exists among any of the Trust Managers or executive officers of the Trust. No arrangement or understanding exists between any Trust Manager or executive officer or any other person pursuant to which any Trust Manager or executive officer was selected as a Trust Manager or executive officer of the Trust.

  Eleven regularly scheduled or special Trust Manager meetings were held during the fiscal year ended December 31, 1993 (the "1993 Fiscal Year"). Messrs. Bricker and Wolcott attended 100% of all 1993 Fiscal Year Trust Manager and Trust Manager committee meetings they were eligible to attend. Mr. Hay has attended all of the meetings of the Trust Managers held since his acceptance of appointment in June 1994.

  THE TRUST MANAGERS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TRUST MANAGERS AS SET FORTH IN PROPOSAL ONE.

                                  PROPOSAL TWO

                      RATIFICATION OF INDEPENDENT AUDITORS

  The shareholders are asked to ratify the appointment by the Trust Managers of Ernst & Young as the Trust's independent auditors for the 1994 Fiscal Year. The selection was based upon the recommendation of the Audit Committee.

  Effective May 24, 1994, the Trust dismissed its prior independent auditors, Kenneth Leventhal & Company and retained as its new independent auditors, Ernst & Young. Kenneth Leventhal & Company's Independent Auditors' Report on the Trust's financial statements for fiscal years ended December 31, 1993 and December 31, 1992 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change independent auditors was recommended by the Audit Committee of the Trust Managers and approved by the Trust Managers on May 24, 1994. During the last two fiscal years and through May 24, 1994, there were no disagreements between the Trust and Kenneth Leventhal & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kenneth Leventhal & Company, would have caused it to make reference to the subject matter of the disagreements in connection with the report.

  During the last two fiscal years and through May 24, 1994, the Trust did not consult Ernst & Young regarding the application of accounting principles to a specified transaction or any audit opinion.

  Representatives of Ernst & Young are expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and to make a statement if they desire.

  Adoption of this proposal requires approval by the holders of a majority of the Shares present in person or represented by proxy, and entitled to vote at the Annual Meeting.


  THE TRUST MANAGERS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE TRUST'S INDEPENDENT AUDITORS FOR THE 1994 FISCAL YEAR.

                                   MANAGEMENT

EXECUTIVE OFFICERS

  Set forth below is information regarding the names and ages of the executive officers of the Trust (each of whom serves at the pleasure of the Trust Managers), all positions held with the Trust by each individual, and a description of the business experience of each individual for at least the past five years.

             NAME               AGE                      TITLE
             ----               ---                      -----
Charles W. Wolcott.............  41 Trust Manager, President and Chief Executive
                                     Officer
David B. Warner................  35 Vice President and Chief Operating Officer
Marc A. Simpson................  40 Vice President and Chief Financial Officer,
                                     Secretary and Treasurer

  Information regarding the business experience of Mr. Wolcott is provided under "Proposal One--Election of Trust Managers."

  David B. Warner has served as Vice President and Chief Operating officer of the Trust since May 1993. From 1989 through the date he accepted a position with the Trust, Mr. Warner was Director of the Equity Investment Group for the Prudential Realty Group. From 1985 to 1989, he served in the Real Estate Banking Group of NCNB Texas National Bank. Mr. Warner graduated from the University of Texas at Austin in 1981 with a Bachelor of Business Administration and received a Masters of Business Administration from the same institution in 1984.

  Marc A. Simpson has served as the Vice President and Chief Financial Officer, Secretary and Treasurer of the Trust since March 1994. From November 1989 through March 1994, Mr. Simpson was a Manager in the Financial Advisory Services Group of Coopers & Lybrand. Prior to that time, he served as Controller of Pacific Realty Corp., a real estate development company. Mr. Simpson graduated with a Bachelor of Business Administration from Midwestern State University in 1978, and received a Master of Business Administration from Southern Methodist University in 1990.

COMMITTEES OF THE TRUST MANAGERS

  Audit Committee. The Audit Committee of the Trust Managers met twice during the 1993 Fiscal Year. The Audit Committee reviews and approves the scope and results of any outside audit of the Trust, and the fees therefor, and makes recommendations to the Trust Managers or management concerning auditing and accounting matters and the efficacy of the Trust's internal control systems. The Audit Committee recommends independent auditors subject to the approval of the shareholders at the annual meeting. Messrs. Bricker and Jenkins are members of the Audit Committee and both attended the two meetings of the committee.

  Compensation Committee. The Compensation Committee met twice during the 1993 Fiscal Year. The Compensation Committee is responsible for considering and setting the salaries and other benefits of all officers and other employees of the Trust, as well as acting upon all matters concerning, and exercising such authority as is delegated to it, under the provision of any benefit, retirement or pension plan. Messrs. Bricker and Jenkins are members of the Compensation Committee and both attended the two meetings of the committee. See "Executive Compensation--Report of the Compensation Committee on Executive Compensation."

ELECTION OF TRUST MANAGERS AND EXECUTIVE OFFICERS

  Trust Managers are elected at each annual meeting of the shareholders of the Trust and hold office until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. Executive officers serve at the discretion of the Trust Managers and are elected by the Trust Managers following each annual meeting of the shareholders.

EXECUTIVE AND TRUST MANAGER COMPENSATION

  The following table summarizes the compensation paid by the Trust to the Chief Executive Officer of the Trust since the commencement of his employment with the Trust on May 23, 1993 through December 31, 1993:

                           SUMMARY COMPENSATION TABLE

                                                      ANNUAL COMPENSATION
                                                --------------------------------
                                                FISCAL YEAR
                                                   ENDED
          NAME AND PRINCIPAL POSITION           DECEMBER 31,   SALARY     BONUS
          ---------------------------           ------------ ----------- -------
Charles W. Wolcott.............................     1993     $115,000(1) $50,000
 President and Chief Executive Officer

- --------
(1) Mr. Wolcott's annualized salary for 1993 was $150,000.

  No other executive officer's salary and bonus exceeded $100,000 for the fiscal year ended December 31, 1993.


  The Trust pays its non-employee Trust Managers an annual fee of $20,000 plus $1,000 for each Trust Manager or committee meeting attended in person. In addition, the Trust Managers are reimbursed for their expenses incurred in connection with their duties as Trust Managers. Mr. Wolcott did not receive any compensation for his services as a Trust Manager.

401(K) PLAN

  The Trust has adopted a Retirement and Profit Sharing Plan (the "Profit Sharing Plan") for the benefit of employees of the Trust. Employees who were employed by the Trust on November 1, 1993, and who have attained the age of 21 are immediately eligible to participate in the Profit Sharing Plan. All other employees of the Trust are eligible to participate in the Plan after they have completed one year of service with the Trust and attained the age of 21.

  Each participant may make contributions to the Profit Sharing Plan by means of a pre-tax salary deferral which may not be more than 15% of the employee's compensation. The Trust will contribute, on behalf of each non-highly compensated employee and non-key employee who is actively employed on the last day of each plan year, a special discretionary contribution equal to a percentage of such employee's compensation, which will be determined each year by the Trust. The Internal Revenue Code limits the annual amount of salary deferrals that may be made by any employee.

  An employee's salary deferral contribution will always be 100% vested and nonforfeitable, although such contributions will be affected by any investment gains or losses to the Profit Sharing Plan. In general, in the event of retirement, death or disability, 100% of a participating employee's account would be available for distribution to either the employee or such employee's beneficiary, as applicable. The Trust Managers may amend the Profit Sharing Plan at any time. In no event, however, may any amendment (i) authorize or permit any part of the Profit Sharing Plan assets to be used for purposes other than the exclusive benefit of participating employees or their beneficiaries, or (ii) cause any reduction in the amount credited to each participating employee's account. Likewise, the Trust Managers have the right to terminate the Profit Sharing Plan at any time. In the event of such termination, all amounts credited to each employee's account will continue to be 100% vested. A complete discontinuance of contributions to the Profit Sharing Plan by the Trust will also constitute an event of termination of the Profit Sharing Plan.

LIMITATION OF LIABILITY AND INDEMNIFICATION

  The Trust Managers are accountable to the Trust as fiduciaries and consequently must exercise good faith and integrity in handling its affairs. Pursuant to the Texas Real Estate Investment Trust Act (the "Texas REIT Act") and the Trust's Declaration of Trust, no Trust Manager shall be liable to the Trust for any act, omission, loss, damage or expense arising from the performance of his duty to the Trust except for such Trust Manager's own willful misfeasance or malfeasance or negligence. In addition, a Trust Manager shall not be liable for any claims or damages that may result from his acts in the discharge of any duty imposed or power conferred upon him by the Trust, if, in the exercise of ordinary care, such Trust Manager acted in good faith and in reliance upon the written opinion of an attorney for the Trust.

  The Declaration of Trust provides that the Trust shall indemnify every Trust Manager and Trust officer against all losses, claims, damages or liabilities of any nature whatsoever in respect to or arising from any acts or omissions of any Trust Manager or Trust officer to the fullest extent permitted by Texas law, except with respect to losses, claims, damages or liabilities in respect to or arising out of any Trust Manager or Trust officer's gross negligence or willful misconduct.

  Pursuant to indemnification agreements entered into between the Trust and each of its Trust Managers and executive officers, the Trust has agreed to indemnify such Trust Managers and executive officers to the fullest extent permitted by Texas law as in effect on the date of such indemnification agreements or as such laws may from time to time thereafter be amended to increase the scope of such permitted indemnification. Notwithstanding the foregoing, such indemnification agreements provide that such indemnification will not be made in connection with a proceeding instituted by an indemnified person unless such proceeding is authorized by the Trust Managers.

  The Trust has obtained directors and officers liability insurance coverage in the aggregate amount of $10,000,000. Directors and officers insurance insures
(i) the officers and Trust Managers of the Trust from any claim arising out of an alleged wrongful act by the officers and Trust Managers of the Trust in their respective capacities as officers and Trust Managers of the Trust, and
(ii) the Trust to the extent that the Trust has indemnified the officers and Trust Managers for such loss.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

  Compensation for the executive officers, Trust Managers and other employees of the Trust is administered under the direction of the Compensation Committee of the Trust Managers which currently consists of two independent directors. The following is the Compensation Committee's report, in its role as reviewer of the Trust's pay programs, on 1993 compensation practices for the executive officers, Trust Managers and other employees of the Trust. The report and the performance graph that appears immediately after such report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

  Base Salary. The Compensation Committee determines base salaries for executive officers by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive market place for executive talent, including a comparison to base salaries for comparable positions at other real estate investment trusts, and to historical levels of salary paid by the Trust. Salary adjustments are based on a periodic evaluation of the performance of the Trust and of each executive officer, and also take into account new responsibilities as well as changes in the competitive marketplace. Mr. Wolcott, who has served as President and Chief Executive Officer of the Trust since the commencement of his employment with the Trust on May 23, 1993 through December 31, 1993, received a base salary of $115,000.

  Performance-Based Bonus Plan. Each year, the Compensation Committee reviews and approves a performance-based bonus plan for executive officers and other employees of the Trust based in part on increases in Funds From Operations ("FFO") per Share as defined by the National Association of Real Estate Investment Trusts ("NAREIT"). The measurement of improvement in FFO per Share is anticipated to be determined in March of each year upon the release of audited FFO figures for the previous year. In addition, each executive officer is eligible to receive a bonus of up to 15% of his base salary for achievement of specific targets established by the Compensation Committee. Each employee of the Trust is eligible to receive a merit bonus of up to 10% of his or her base salary in the discretion of the Compensation Committee. With respect to the 1993 Fiscal Year, the Compensation Committee awarded a $50,000 bonus to Mr. Wolcott and $10,000 bonuses to each of Messrs. David Warner and Mark O'Brien (the former Chief Financial Officer of the Trust).

  Other Compensation. Other compensation payable to the executives of the Trust includes contributions to the Employee Retirement and Profit Sharing Plan of the Trust and insurance premiums paid by the Trust under the Medical, Dental and Long-Term Disability Plan. See "Executive Compensation--401(k) Plan").

                                          Members of the 1993 Compensation
                                           Committee,

                                          William H. Bricker
September 29, 1994                        George P. Jenkins

                               PERFORMANCE GRAPH

  The rules and regulations of the Securities and Exchange Commission require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by the Trust. The chart below compares the performance of the Shares with the performance of the Standard & Poor's 500 Index and the NAREIT Equity REIT Index. The comparison assumes $100 was invested on December 31, 1988 in the Shares and in each of the foregoing indices and assumes reinvestment of dividends.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                  NAREIT
                                  EQUITY
                                    REIT
               S&P 500             INDEX            AIP
               -------            ------            ---
Dec-88             100               100            100
Dec-89             131               109             72
Dec-90             127                92             48
Dec-91             166               125             41
Dec-92             179               143             48
Dec-93             197               171             58

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

  The following table sets forth certain information regarding the beneficial ownership of Shares by (i) each Trust Manager and each nominee for Trust Manager, (ii) the Trust's Chief Executive Officer and each executive officer of the Trust, and (iii) all Trust Managers and executive officers of the Trust as a group, and, to the Trust's knowledge, by any person owning beneficially more than 5% of the outstanding shares of such class, in each case at September 29, 1994. Each person named in the table has sole voting and investment power with respect to all Shares shown as beneficially owned by such person.

                                              AMOUNT AND NATURE
                                                OF BENEFICIAL   PERCENTAGE
BENEFICIAL OWNER                                  OWNERSHIP      OF CLASS
- ----------------                              ----------------- ----------
William H. Bricker...........................        2,000            *
Raymond A. Hay...............................        4,333            *
George P. Jenkins............................          500            *
Charles W. Wolcott...........................       50,500            *
Marc A. Simpson..............................        4,000            *
David B. Warner..............................        2,000            *
All Trust Managers and Executive Officers as
 a Group.....................................       63,333            *
American Holdings, Inc.
 376 Main Street
 Bedminster, New Jersey 07921................      850,000        9.366%(1)

- --------
 * Ownership is less than 1% of outstanding Shares.

(1) This information was obtained from Amendment No. 6 to Schedule 13D of American Holdings, Inc. filed with the Securities and Exchange Commission on September 6, 1994.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

  Based solely upon a review of Forms 3, 4 and 5 furnished to the Trust with respect to the 1993 Fiscal Year, no person failed to disclose on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with the exception of the failure to file Form 3s by Messrs. Wolcott, Warner and O'Brien within 10 days of appointment as an officer of the Trust.

                           PROPOSALS BY SHAREHOLDERS

  A proper proposal submitted by a shareholder for presentation at the Trust's 1995 Annual Meeting and received at the Trust's principal executive office no later than June 9, 1995 will be included in the Proxy Statement and Proxy related to the 1995 Annual Meeting.

                                 OTHER MATTERS

  The Trust Managers are aware of no other matter that will be presented for action at the Annual Meeting. If any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the persons authorized under the Proxies will vote and act according to their best judgment.

                                    EXPENSES

  The expense of preparing, printing and mailing proxy materials to the Trust's shareholders will be borne by the Trust. The Trust has engaged the firms of D.F. King & Co., Inc. and Proveaux, Stephen & Spencer, Inc. to assist in the solicitation of proxies from shareholders for fees of approximately $5,000 and $5,000, respectively, plus reimbursement of reasonable out-of-pocket expenses. In addition, proxies may be solicited personally or by telephone by officers and employees of the Trust, none of whom will receive additional compensation therefor. The Trust will also reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to the beneficial owners of Shares.

                         ANNUAL REPORT TO SHAREHOLDERS

  The Trust's Annual Report (which does not form a part of the proxy solicitation material) containing audited financial statements is being mailed to all shareholders of record as of September 29, 1994 concurrently with the mailing of the Proxy Statement and Proxy.

                      AMERICAN INDUSTRIAL PROPERTIES REIT

  THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST MANAGERS OF THE TRUST FOR THE
                  ANNUAL MEETING TO BE HELD NOVEMBER 21, 1994

P   The undersigned hereby appoints William H. Bricker and Charles W. Wolcott,
R   or either of them, as Proxies, each with the power to appoint his
O   substitute, and hereby authorizes either of them to represent and to vote
X   all of the undersigned's Shares of Beneficial Interest in the Trust held of
Y record on September 29, 1994, at the Annual Meeting of Shareholders to be held on November 21, 1994 or at any postponements or adjournments thereof, on the proposals as directed.

    Proposal 1. Election of Trust          Nominees: William H. Bricker
                Managers.                            Raymond A. Hay
                                                     Charles W. Wolcott

    Proposal 2. Ratification of the
                selection of Ernst &
                Young as independent
                auditors.

    Proposal 3. In their discretion, on
                such other matters as may
                properly come before the
                Annual Meeting or any
                postponements or
                adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESCRIBED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIRST AND SECOND PROPOSALS AND AT THE DIRECTION OF THE PROXIES WITH RESPECT TO THE THIRD PROPOSAL. PLEASE SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE.

- -------------------------------------------------------------------------------

[X]  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

     SHARES IN YOUR NAME   REINVESTMENT SHARES


                                                      FOR     WITHHELD
1. Election of Trust Managers                         / /       / /
   (see reverse).

                                                     FOR  AGAINST  ABSTAIN
2. Ratification of appointment of                    / /    / /      / /
   Ernst & Young as independent auditors

                                                     FOR  AGAINST  ABSTAIN
3. In their discretion, on such other                / /    / /      / /
   matters as may properly come before the
   Annual Meeting or any postponements or
   adjournments thereof.

For, except vote withheld from the following nominee(s):

- --------------------------------------------------------------------------------

THE TRUST MANAGERS RECOMMEND A VOTE FOR ITEMS 1 AND 2.

SIGNATURE(S) ________________________ DATE ____________________________________

SIGNATURE(S) ________________________ DATE ____________________________________

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH
      SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
      IF THE SIGNOR IS A CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER.